February 2022 Investor Presentation Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of PHX Minerals Inc. (“PHX” or the “Company”). No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that PHX Minerals Inc. (“PHX” or the “Company”) expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our ability to execute our business strategies; the volatility of realized natural gas and oil prices; the level of production on our properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; our ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which we invest; and other economic, competitive, governmental, regulatory or technical factors affecting our properties, operations or prices. Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov. Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA and discretionary cash flow are supplemental non-GAAP measures that are used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. PHX defines “Adjusted EBITDA” as net income (loss) plus interest expense, provision for impairment, depreciation, depletion and amortization of properties and equipment, including amortization of other assets, provision (benefit) for income taxes and unrealized (gains) losses on derivative contracts. PHX defines “discretionary cash flow” as Adjusted EBITDA minus interest expense plus gain on sale. PHX references Adjusted EBITDA and discretionary cash flow in this presentation because it recognizes that certain investors consider Adjusted EBITDA and discretionary cash flow useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA and discretionary cash flow have limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculations of Adjusted EBITDA or discretionary cash flow may not be comparable to similarly titled measures of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of September 30, 2020, referenced in this presentation were prepared by DeGolyer and MacNaughton, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC.

Investment Considerations

Company Overview By Volume By PV-10 Key Statistics 1Q22 Production (MMcfe/d)2 Net Mineral Acres (000s)1 73.2 Proved Reserve Split 6 23.13 246 23.13 Source: Company information and Enverus 1 As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 2 Quarter ended 12/31/2021 3 See Slide 19 for non-GAAP reconciliation 4 PROB and POSS inventory based on D&M prepared reserve report as of fiscal YE2021 pro forma for acquisitions and divestitures completed through 11/23/2021 5 Provided by Enverus as of 1/31/2022 6 Proved Reserves per 9/30/21 D&M YE21 report, using 12/31/21 effective date, proforma acquisitions and divestitures completed through 1/31/2022, 1/31/22 strip price of WTI/HH 2022: $82.59/$4.76, 2023: $74.34/$3.81, 2024: $69.48/$3.29, 2025: $66.49/$3.14, 2026: $64.51/$3.08, 2027: $63.40/$3.10, 2028: $63.07/$3.18, 2029: $62.93/$3.25, 2030: $63.09/$3.31, 2031: $63.43/$3.42, 2032: $63.86/$3.55, 2033+: $64.15/$3.83. 11% 17% 11% 18% 5% 17%

Diversified Mineral Position Over 70%1 of PHX’s net mineral position is currently unleased Provides opportunity to generate additional cash flow from lease bonus payments and royalties without spending additional capital PHX has an active program in place to lease available acres A diversified portfolio of minerals acts as a call option on several prospective plays & zones Source: Company information As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 As determined by Wells in Progress & Permits Top Operators of PHX Minerals2

Reserves Value Summary SEC Pricing 1 $80/$5.00 Flat Pricing3 Strip Pricing2 $250 $261 $360 1 Proved, Probable, and Possible Reserves per 9/30/21 D&M YE21 report, using 12/31/21 effective date; 12/31/21 SEC price deck of $64.81 per bbl of oil, $25.82 per bbl of NGL, $3.63 per mcf of gas (proved volume weighted average price) 2 Proved, Probable, and Possible Reserves per 9/30/21 D&M YE21 report, using 12/31/21 effective date, proforma acquisitions and divestitures completed through 1/31/2022, 1/31/22 strip price of WTI/HH 2022: $82.59/$4.76, 2023: $74.34/$3.81, 2024: $69.48/$3.29, 2025: $66.49/$3.14, 2026: $64.51/$3.08, 2027: $63.40/$3.10, 2028: $63.07/$3.18, 2029: $62.93/$3.25, 2030: $63.09/$3.31, 2031: $63.43/$3.42, 2032: $63.86/$3.55, 2033+: $64.15/$3.83. 3 Proved, Probable, and Possible Reserves per 9/30/21 D&M YE21 report, using 12/31/21 effective date, proforma acquisitions and divestitures completed through 1/31/2022, flat price deck of $80.00 WTI /$5.00 HH 4 Probable and Possible locations scheduled out approximately 15 years 5 PV-10 less net debt of $18.4 MM as of 12/31/21 divided by total shares outstanding as of 12/31/21

Inventory by Basin Gross Undeveloped Locations Note: Inventory based on D&M prepared reserve report as of fiscal YE2021 pro forma for acquisitions and divestitures completed through 1/31/2022 1 Average net interest on producing royalty wells 2 Wells in progress & permits are as of 12/31/2021 proforma for acquisitions and divestitures completed through 1/31/2022 3 PROB categorization is due to unknown development timing and not related to expected well performance or incremental risk 4 Other undeveloped inventory is largely comprised of Western Anadarko Assets & Permian Basin 3,522 13%

Conversion Activity Note: RI only wells WIPs includes DUCs and Permits As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 Includes Permits, PROBs, POSS and Contingent Includes wells changed to SI, TA or P&A Net WIP Conversions1, 2,3 Gross WIP Conversions1, 2, 3 4 4 Continued royalty volume growth as acquisition wells convert to PDP and new locations replace conversions 5 5

Acquisition Summary Q1 2021 through Q1 2022 Acquisitions total over $45 million1 Acquisitions by Basin by Quarter Focused on highest quality rock in the SCOOP and Haynesville plays Targeting a mix of production, near term development opportunities via wells in progress and additional upside potential under high quality operators % of Net Wells by Type at end of FYE 2021 Q1 ‘22 Acquisition Net Well by Type % of Net Wells by Type at end of Q1 ’22(1) + = Note: As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 To date 2

Acquisition History – SCOOP Acquisitions targeting the highest return inventory, controlled by name brand operators with solvent balance sheets to ensure continuous development Source: Company information At time of respective acquisition Enverus active rigs as of 1/31/2022 To date SCOOP Acquisitions – By Fiscal Quarter

Acquisition History - Haynesville Acquisitions targeting concentrated tracts delivering high NRIs with multiple WIPs for near term growth in cash flow and investor returns Source: Company information At time of respective acquisition Enverus active rigs as of 1/31/2022 To date Haynesville Acquisitions – By Fiscal Quarter

Key Statistics1 Top Operators6 Net Mineral Acres1 7,295 2.5 Core NMA3 Prod.2 Portfolio Contribution PHX SCOOP Position Net Production (MMcfe/d)2 Note: As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 Quarter ended 12/31/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 1/31/2022 As determined by Wells in Progress & Permits

Springboard III Area of Interest Source: Company info and Enverus As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 Includes open and unleased minerals (non-op working interest via well participation); the Net Royalty Acres (NRA) for open and unleased minerals are determined by evaluating the fair market value and/or the governing agreement between the mineral owner and Operator/State regulatory commission Wells spud and drilled but not completed over last 24 months Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months Data from Enverus as of 1/31/2022 SpringBoard III WOODFORD DENSITY UNIT 8 WELLS/DSU SYCAMORE DENSITY UNIT 4 WELLS/DSU

Key Statistics1 Top Operators6 Net Mineral Acres1 2,323 3.79 Core NMA3 Portfolio Contribution PHX Haynesville Position Net Production (MMcfe/d)2 Prod.2 Note: As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 Quarter Ended 12/31/21 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 1/31/2022 As determined by Wells in Progress & Permits Blue Dome Operating LLC R. Lacy Services, LTD.

North Haynesville Area of Interest

- PHX has focused on acquisitions with near term, high NRI completions
- Key Operators: Blue Dome, Trinity, Rockcliff, Paloma, Chesapeake and Southwestern
- Operators are actively drilling 3-5 wells per unit supporting near term growth
- Primary Target - Haynesville Shale
- PHX North HSVL AOI Ownership[1]:
  - 1,136 Net Mineral Acres
  - 1,911 Net Royalty Acres
- Gross Wells In Progress[2]: 29
- Gross Active Permits[3]: 53

PHX New High NRI Units

TRINITY OPERATING | BLOUNT 15-22 UNIT – 3 DUCs
DRILLED 12/2021 **PHX NRI** 0.005206

BLUE DOME | PINEHILLS DSU – 4 DUCs
1st Prod 1/2022 **PHX NRI** 0.038625
AVG IP24 21.5 Mmcf/d

PALOMA | BAREMORE EST 11H 001 & 002-ALT
1st Prod 12/2021 **PHX NRI** 0.033816
AVG IP24 26.5 Mmcf/d **CUM** 3.5 BCF



TX
LA
Harrison
Caddo
Bossier
De Soto
Panola
Rig
Permits
WIPs
1st Prod TTM
Spud or Completed TTM
HSVL AOI
PHX Ownership

Source: Company info and Enverus
1 As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022
2 Wells spud and drilled but not completed over last 24 months
3 Active natural gas and oil active horizontal permits filed in last twelve months with no spud date. Permits are valid for 18 months and extendable by an additional 6 months
4 Data from Enverus as of 1/31/2022

15

Royalty Cash Flow Driving Shareholder Value Oil & Gas Sales and Realized Price Royalty and Working Interest Revenue Breakout Adjusted Pre-tax NI1 Adjusted EBITDA2 Source: Company filings Pre-tax net income adjusted to exclude unrealized gain on derivatives, non-cash impairments and cash receipts from/payments on off-market derivatives. Calculated as net income excluding unrealized gain/loss on derivatives, income tax expense, interest expense, DD&A, non-cash impairments, non-cash G&A and cash receipts from/payments on off-market derivatives. $ in millions and $ / Mcfe $ in millions $ in millions $ / Mcfe

Stable Balance Sheet & Ample Liquidity Source: Company filings Current assets less current liabilities excluding current derivatives. See prior page. Total Debt Debt/Adjusted EBITDA2 (TTM) Liquidity (12/31/21) Borrowing availability $ 12.0 Working capital 1 $ 7.6 $ 19.6 $ in millions $ in millions Liquidity $ in millions

Reconciliation of Non-GAAP Financial Measures Source: Company Filings

Hedge Position as of January 31, 2022 Natural Gas Hedges (Mcf) Crude Oil Hedges (bbl) Swap Price:1 Collar Floor:1 Collar Ceiling:1 Source: Company flings 1 Gas hedge prices are in $/Mcf and Oil hedge prices are in $/bbl Mix of collars and swaps designed to provide upside exposure while protecting downside risk

Why Invest in PHX? 1 2 3 4 5

Appendix

Company Leadership

Key Statistics1 Top Operators6 Net Mineral Acres1 5,814 3.79 Core NMA3 Portfolio Contribution STACK Position Net Production (MMcfe/d)2 Prod. 2 STACK Note: As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 Quarter Ended 12/31/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 1/31/2022 As determined by Wells in Progress & Permits

11,576 4.11 Portfolio Contribution Arkoma Stack Position Top Operators6 Core NMA3 Key Statistics1 Net Mineral Acres1 Net Production (MMcfe/d)2 Prod.2 Note: As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 Quarter Ended 12/31/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 1/31/2022 As determined by Wells in Progress & Permits

3,106 1.2 Portfolio Contribution Bakken/Three Forks Position Top Producers6 Core NMA3 Key Statistics1 Net Mineral Acres1 Net Production (MMcfe/d)2 Prod.2 Note: As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 Quarter Ended 12/31/2021 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 1/31/2022 As determined by Wells in Progress & Permits

9,871 2.55 Portfolio Contribution Fayetteville Position Top Operators6 Core NMA3 Key Statistics1 Net Mineral Acres1 Net Production (MMcfe/d)2 Prod.2 Note: As of 12/31/2021 proforma acquisitions and divestitures completed through 1/31/2022 Quarter Ended 12/31/21 Excludes open acreage Undeveloped Locations consists of PROB and POSS locations Provided by Enverus as of 1/31/2022 As determined by wells on Production